UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

September 28, 2023

Date of report (date of earliest event reported)

RocketFuel Blockchain, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	Commission File No. 033-17773-NY	90-1188745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, CA 94105

(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished for the purpose of correcting certain disclosures contained in Items 1.01 and 3.02 to the Registrant’s Form 8-K filed on October 31, 2023. This Form 8-K/A supersedes the original report in its entirety.

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2023, RocketFuel Blockchain Company, Inc. (the “Company” or “we”) received from JE Pitzner Holding ApS, a private company incorporated in Denmark (“JEPH”), an executed subscription agreement to purchase 2,000,000 shares of our common stock at a cash purchase price of $0.25 per share. On October 5, 2023, JEPH notified us of its desire to cancel the subscription agreement. We have taken the position that the subscription agreement is not subject to cancellation and that JEPH remains obligated to complete the purchase. Subsequent to October 5, 2023, representatives of the Company and JEPH have had several discussions concerning the status of the subscription. As of the date of this Report, we are continuing to have discussions with JEPH, and have not determined whether to pursue legal action.

Item 3.02. Unregistered Sales of Equity Securities.

As described above in Item 1.01, which disclosures are incorporated by reference in this Item 3.02 in their entirety, on September 28, 2023 we received a subscription agreement to purchase 2,000,000 shares of our common stock for a cash purchase price of $0.25 per share. As of the date of this Report, the purchase price has not been received and the shares have not been issued.

We claim an exemption from registration for the issuance of the shares pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder, since the foregoing issuances did not involve a public offering and the recipient is an “accredited investor.” The securities were offered without any general solicitation by us or our representatives. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Subscription Agreement between the Company and JE Pitzner Holding ApS.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 10.1 to Form 8-K filed by the Registrant on October 30, 2023.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 3, 2023	RocketFuel Blockchain, Inc.

	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Financial Officer